THE FBR FUNDS

FBR Fund for Government Investors

Supplement dated December 7, 2009

to the Prospectus dated February 28, 2009

Effective as of the close of business on December 4, 2009, shares of the FBR Fund for Government Investors (the “Fund”) are no longer offered.  Effective on that date, the assets of the Fund were transferred to another money market fund as part of a reorganization transaction and the Fund has been terminated as a separate investment series of The FBR Funds.

Investors should retain this supplement for future reference.